Exhibit 10.11

Trademark Authorization Letter

Authorizing Party

Name: Zhejiang Mountain&Sea Tourism Development Co., Ltd.

Unified Social Credit Code: 91330500552883112J

Authorized Party

Name: Hangzhou Xi’an Industrial Co., Ltd.

Unified Social Credit Code: 913301053418488515

As the rights holder of the trademarks 山屿海, mountain&sea, and 山屿海mountain&sea (hereinafter referred to as the “Trademarks”), the Authorizing Party hereby authorizes the following trademark usage rights:

1. Permitted Usage Method

The Authorized Party is granted the right to use the Trademarks in the following manner:

(1) License Type: The Authorized Party is permitted to use the Trademarks in the manner of ☐ Exclusive / ■ Sole / ☐ General license;

(2) License Territory: The Authorized Party is authorized to use the Trademarks solely within the territory of the People’s Republic of China;

(3) Permitted Goods or Services Range: The Authorized Party is authorized to use the Trademarks for goods/services that are the same as those approved for the Trademarks.

2. License Term

From August 18, 2022 (inclusive) to August 17, 2032 (inclusive)

This authorization is hereby granted.

This page contains no body text and serves as a signature page.

Authorizing Party (Seal):

Legal Representative or Authorized Representative (Signature):

Date of Authorization: August 18, 2022